------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) November 27, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2002-36, Mortgage Pass-Through Certificates, Series 2002-36).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-100418               95-4596516
----------------------------       ------------         -------------------
(State of Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


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Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On November 27, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-36.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 22, 2002 and the Prospectus Supplement dated November 22, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-36.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------
California                       360         $ 171,184,968.28       57.05%
Colorado                          15         $   6,893,557.05        2.30%
Massachusetts                     27         $  12,697,506.50        4.23%
New Jersey                        22         $   9,588,429.43        3.20%
New York                          17         $   7,197,189.68        2.40%
Texas                             17         $   7,742,189.31        2.58%
Virginia                          21         $   9,735,469.94        3.24%
Washington                        16         $   7,151,484.75        2.38%
Other (less than 2%)             149         $  67,854,412.52       22.61%
                             -------------------------------------------------
                                 644         $ 300,045,207.46      100.00%

----------
(1) The Other row in the preceding table includes 33 other states with under 2.00% concentrations individually. No more than approximately 0.828% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
CLUES Plus                        21         $   8,387,180.00        2.80%
Full/Alt                         497         $ 236,544,182.33       78.84%
Reduced                           98         $  42,291,751.33       14.10%
Streamline                        28         $  12,822,093.80        4.27%
                             --------------------------------------------------
                                 644         $ 300,045,207.46      100.00%

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
2-4 Units                         10         $   4,450,224.00        1.48%
Hi-rise Condo                      2         $   1,054,800.00        0.35%
Low-rise Condo                    17         $   7,690,900.00        2.56%
PUD                              126         $  60,862,639.76       20.28%
Single Family Residence          489         $ 225,986,643.70       75.32%
                             --------------------------------------------------
                                 644         $ 300,045,207.46      100.00%







-----------
(1)  Treated as real property.

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
      5.750                    4             $   1,770,000.00        0.59%
      5.875                   10             $   4,492,447.29        1.50%
      6.000                   42             $  19,318,613.47        6.44%
      6.125                   62             $  30,325,344.30       10.11%
      6.250                  138             $  66,693,602.40       22.23%
      6.375                  153             $  70,566,540.37       23.52%
      6.500                  120             $  56,196,722.05       18.73%
      6.625                   66             $  28,292,623.49        9.43%
      6.750                   20             $   9,437,369.69        3.15%
      6.875                   11             $   4,491,704.74        1.50%
      7.000                    6             $   2,766,253.73        0.92%
      7.125                    3             $   1,440,394.85        0.48%
      7.250                    3             $   1,251,857.69        0.42%
      7.375                    4             $   2,058,409.39        0.69%
      7.875                    1             $     584,000.00        0.19%
      8.375                    1             $     359,324.00        0.12%
                             --------------------------------------------------
                             644             $ 300,045,207.46      100.00%




----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.378% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.379% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Cash-Out Refinanced              151         $  66,680,252.93       22.22%
Purchase                         142         $  65,206,000.35       21.73%
Rate/Term Refinanced             351         $ 168,158,954.18       56.04%
                                 ----------------------------------------------
                                 644         $ 300,045,207.46      100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
50.00 or Less                 53             $ 26,032,078.15         8.68%
50.01 to 55.00                29             $ 14,691,971.89         4.90%
55.01 to 60.00                50             $ 21,772,744.33         7.26%
60.01 to 65.00                62             $ 31,048,572.69        10.35%
65.01 to 70.00                85             $ 41,887,104.11        13.96%
70.01 to 75.00               112             $ 51,672,594.78        17.22%
75.01 to 80.00               236             $106,399,630.68        35.46%
80.01 to 85.00                 4             $  1,638,704.75         0.55%
85.01 to 90.00                 8             $  3,133,762.08         1.04%
90.01 to 95.00                 5             $  1,768,044.00         0.59%
                             --------------------------------------------------
                             644             $300,045,207.46       100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 68.92%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Owner Occupied               625             $ 290,896,059.75       96.95%
Second/Vacation Home          19             $   9,149,147.71        3.05%
                             --------------------------------------------------
                             644             $ 300,045,207.46      100.00%



----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of     Aggregate Principal   Percent of
Loan Amount               Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
  $300,001 -   $350,000       89             $  30,205,300.16       10.07%
  $350,001 -   $400,000      175             $  65,993,126.05       21.99%
  $400,001 -   $450,000      123             $  52,339,200.47       17.44%
  $450,001 -   $500,000       78             $  37,239,289.42       12.41%
  $500,001 -   $550,000       54             $  28,451,468.57        9.48%
  $550,001 -   $600,000       40             $  23,084,875.07        7.69%
  $600,001 -   $650,000       47             $  29,755,677.72        9.92%
  $650,001 -   $700,000        3             $   2,072,700.00        0.69%
  $700,001 -   $750,000        9             $   6,565,000.00        2.19%
  $750,001 - $1,000,000       25             $  23,038,570.00        7.68%
$1,000,001 - $1,500,000        1             $   1,300,000.00        0.43%
                             --------------------------------------------------
                             644             $ 300,045,207.46      100.00%



----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $465,909.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
        360                  540             $ 254,753,451.80       84.91%
        359                   48             $  21,196,061.96        7.06%
        358                   25             $  11,158,334.10        3.72%
        357                    4             $   1,905,151.36        0.63%
        356                    3             $   1,224,799.36        0.41%
        355                    2             $     914,276.11        0.30%
        354                    1             $     500,060.45        0.17%
        348                    1             $     454,577.17        0.15%
        345                    1             $     481,647.40        0.16%
        300                    2             $   1,026,800.00        0.34%
        299                    1             $     384,475.75        0.13%
        240                   16             $   6,045,572.00        2.01%
                             --------------------------------------------------
                             644             $ 300,045,207.46      100.00%




----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 357 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  December 12, 2002



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